UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2006

COMPETITIVE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-76630	65-1146821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3751 Merced Drive, Suite A Riverside, CA	92503
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (951) 687-6100

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)          On February 18, 2006 the Registrant’s independent auditor, Kingery & Crouse, P.A. resigned as its independent auditor. The resignation was accepted by the Registrant’s Board of Directors on February 20, 2006 concurrent with the appointment of Beckstead & Watts, LLP as the Registrant’s new independent auditor. The reports of Kingery & Crouse, P.A. on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for modifications to include explanatory paragraphs that contained expressions of substantial doubt regarding the Registrant’s ability to continue as a going concern. Also, during its tenure as independent auditors, there were no disagreements between the Registrant and Kingery & Crouse, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kingery & Crouse, P.A. would have caused it to make a reference to the subject matter of the disagreement in connection with its audit reports.

The Registrant appointed Beckstead & Watts, LLP, as the Registrant's independent accountants for the year ended December 31, 2005 on February 20, 2006. This is a change in accountants recommended by the Registrant's Executive Management and approved by the Registrant's Board of Directors. During the most recent two fiscal years and during the portion of 2006 preceding the Board’s decision, neither the Registrant, nor anyone engaged on its behalf, has consulted with Beckstead & Watts, LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
(16) Letter to the Commission from Kingery & Crouse, P.A. dated February 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE COMPANIES, INC.

By:/s/ Michael Edison

Michael Edison, Chief Executive Officer

Date: February 21, 2006